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                                                                      EXHIBIT 21

                           WEATHERFORD ENTERRA, INC.

                          SUBSIDIARIES AND AFFILIATES
                              (December 31, 1996)

                                                                       JURISDICTION                     % OF COMPANY OWNERSHIP
                                NAME                                 OF INCORPORATION                   (DIRECT OR INDIRECT)
                                ----                                 ----------------                   ----------------------
A-1 Bit & Tool Co., B.V.                                                Netherlands                     100% by W/Eurasia B.V.
Aarbakke AS                                                               Norway                           100% by W/Norge
Arrow Completion Systems, Inc. (formerly Watson Packer, Inc.)              Texas                            100% by EPEG
Bit & Tool A-1 S.r.l.                                                      Italy                           100% by WEMESPA
CanaRoss Limited                                                          Russia                         50% by Enterra Cyprus
CRC-Evans Automatic Welding, Inc. ("CRC-Evans Welding")                    Texas                          100% by CRC-Evans
CRC-Evans Automatic Welding Limited                                      Delaware                           100% by WUSI
CRC-Evans Canada Ltd. ("CRC-Evans Canada")                                Canada                          100% by WE/Canada
CRC-Evans Holland B.V.                                                  Netherlands                       100% by CRC-Evans
CRC-Evans Limited                                                        Delaware                         100% by CRC-Evans
CRC-Evans Pipeline International (UK) Limited ("CRC-Evans Ltd.")      United Kingdom                    100% by W/Eurasia Ltd.
CRC-Evans Pipeline International, Inc. ("CRC-Evans")                     Delaware                           100% by WEI
CRC-Evans Rehabilitation Systems, Inc. (CRC-Rehab.")                     Delaware                         100% by CRC-Evans
CRC-Evans Services Limited                                            United Kingdom                    100% by W/Eurasia Ltd.
EMI-Elettro Magnetica Ispezioni Italia S.r.l.                              Italy                          100% by WEMESPA
Energy Industries Financial Services, Inc.                               Delaware                        100% E/Compression
Enterra (Thailand) Ltd.                                                  Thailand                           100% by WEI
Enterra (U.K.) Limited                                                United Kingdom                        100% by OFRH
Enterra Compression Company ("E/Compression")                            Delaware                           100% by EPEG
Enterra Compression Investment Company ("E/Investment")                  Delaware                       100% by E/Compression
Enterra Corporation                                                       Nevada                            100% by WEI
Enterra Cyprus Limited                                                    Cyprus                         100% by WE/Canada
Enterra International Limited                                         United Kingdom                       100% by OFRH
Enterra Norway AS                                                         Norway                            100% by WEI
Enterra Oil Field Services, Ltd. ("EOFS")                                 Bermuda                          100% by WUSI
Enterra Oilfield Rentals (Malaysia) Sdn. Bhd.                            Malaysia                          100% by  WAPP
Enterra Oilfield Rentals Limited                                         Hong Kong                          100% by WEI
Enterra Oilfield Rentals Pty. Ltd.                                       Australia                          100% by WLI
Enterra Patco Oilfield Products Incorporated                               Texas                            100% by WEI
Enterra Petroleum Equipment Group, Inc. ("EPEG")                         Delaware                           100% by WEI
Enterra Petroleum Equipment Group (UK) Ltd.                           United Kingdom                   100% by W/Eurasia Ltd.
Enterra Quality Drilling Tools Pte. Ltd.                                 Singapore                         100% by WAPP
Enterra Rental and Fishing Company                                       Delaware                          100% by WUSI
European Material Inspection (EMI) B.V.                                 Netherlands                    100% by W/Eurasia B.V.
Homco Arabian Gulf, Inc.                                                 Delaware                          100% by WUSI
Homco Oilfield Services Limited                                       United Kingdom                   100% by W/Eurasia Ltd.
Keltic Oil Tools Limited                                              United Kingdom                       100% by OFRH
Nana Test, Inc.                                                           Alaska                           100% by TEST
Nodeco A/S                                                                Norway                          100% by W/Norge
Nodeco Ltd.                                                           United Kindgom                   100% by W/Eurasia Ltd.
Offshore Pipeline Services Limited                                    United Kingdom                    45% by CRC-Evans Ltd.
Oil Field Rental Holdings Limited ("OFRH")                            United Kingdom                    100% by W/Eurasia Ltd.
Oiltools Weatherford Limited                                       British Virgin Island                      50% WLI
PETCO Fishing & Rental Tools (U.K.) Ltd.                              United Kingdom                    100% by W/Eurasia Ltd.
Pipeline Induction Heat Limited ("PIH")                               United Kingdom                   91.67% by W/Eurasia Ltd.
Pipetex Limited                                                       United Kingdom                        100% by PIH
ServiciosTec LDC                                                      Cayman Islands                        100% by EOFS
Technical Oil Services Limited                                    British Virgin Islands                    100% by EOFS
Test, Inc.                                                               Louisiana                          100% by TEST
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
                                                                       JURISDICTION                     % OF COMPANY OWNERSHIP
                                NAME                                 OF INCORPORATION                   (DIRECT OR INDIRECT)
                                ----                                 ----------------                   ----------------------
Test International E.C.                                                   Bahrain                         100% by TEST
Test International Ltd.                                                Cayman Island                      100% by TEST
Test Saudi Arabia Ltd.                                                 Sauda Arabia                        50% by TEST
Total Energy Services International, Inc. - FSC                          Barbados                         100% by EPEG
Total Engineering Services Team, Inc. ("TEST")                           Louisiana                        100% by EPEG
Triumph-LOR International, Inc. ("T-LOR")                                  Texas                          100% by WUSI
Weatherford Abu Dhabi, Limited ("W/Abu Dhabi")                        Cayman Islands                       100% by WLI
Weatherford/Al-Rushaid Ltd.                                            Saudi Arabia              49% by W/Overseas Products, Ltd.
Weatherford Asia Pacific Pte. Ltd ("WAPP") (formerly Enterra
    Oilfield Pte. Ltd.)                                                  Singapore                         100% by WLI
Weatherford Australia Pty. Limited                                       Australia                         100% by WLI
Weatherford/Bin Hamoodah                                              Abu Dhabi, UAE                      49% by W/Abu Dhabi
Weatherford East Europe Service GmbH                                      Germany                       100% by W/Holding
Weatherford Enterra Canada Ltd. ("WE/Canada")                             Canada                  85.68% by WLI, 4.45% by CRC-Evans
                                                                                                        and 9.87 by EPEG
Weatherford Enterra de Mexico S.A. de C.V.  (formerly
     Enterra de Mexico S.A. de C.V.)                                      Mexico                        99% WLI, 1% WUSI
Weatherford Enterra S.A. (formerly Enterra Oilfield Rental S.A.)         Argentina                         100% by WLI
Weatherford Enterra Colombia Limited (formerly
      Enterra Colombia Limited)                                   British Virgin Islands                  100% by EOFS
Weatherford Enterra Compression Company, L.P.                            Delaware                     99% by E/Investment &
                                                                                                       1% by E/Compression
Weatherford Enterra U.S., Limited Partnership                            Louisiana                  99% by CRC-Evans Welding &
                                                                                                           1% by WUSI
Weatherford Espana, S.A.                                                   Spain                        100% by W/Holding
Weatherford Eurasia B.V. ("W/Eurasia B.V.")                             Netherlands                        100% by WLI
Weatherford Eurasia Ltd. ("W/Eurasia Ltd.")                           United Kingdom                     99.9% by WLI & .1% by WEI
Weatherford France, S.A.                                                  France                           100% by WEI
Weatherford Holding GmbH ("W/Holding")                                    Germany                          100% by WLI
Weatherford, Inc. ("WINC")                                                Panama                           100% by WLI
Weatherford International, Inc. (formerly Barber Industries, Inc.)       Delaware                       100% by CRC-Evans Canada
Weatherford Ireland Limited                                               Ireland                        50% by W/U.K. & 50% by WLI
Weatherford/Lamb, Inc. ("WLI")                                           Delaware                          100% by WEI
Weatherford Latin America S.A.                                            Panama                           100% by WLI
Weatherford (Malaysia) Sdn. Bhd.                                         Malaysia                          40% by WLI
Weatherford Mediterranea S.p.A. ("WEMESPA")                                Italy                        100% by W/Eurasia B.V.
Weatherford Nigeria Ltd.                                                  Nigeria                          60% by WLI
Weatherford Norge A/S ("W/Norge")                                         Norway                        100% by W/Eurasia B.V.
Weatherford Oil Tool Ges.m.b.H.                                           Austria                        95% by WLI & 5% by WEI
Weatherford Oil Tool GmbH                                                 Germany                       100% by W/Holding
Weatherford Oil Tool Middle East Limited                          British Virgin Islands                  100% by WLI
Weatherford Oil Tool Nederland B.V.                                     Netherlands                     100% by W/Eurasia B.V.
Weatherford Oil Tool (Private) Limited                                   Singapore                         100% by WLI
Weatherford Overseas Products, Limited                                Cayman Islands                       100% by WLI
Weatherford Overseas Services, Limited                                Cayman Islands                       100% by WLI
Weatherford QAF (B) Sdn. Bhd.                                             Brunei                           50% by WLI
Weatherford (Saudi Arabia), Ltd.                                       Saudi Arabia                 49% by W/Overseas Services, Ltd.
Weatherford Services, S.A.                                                Panama                        100% by W/Holding
Weatherford (U.K.) Limited                                            United Kingdom                    100% by W/Eurasia Ltd.
Weatherford U.S., Inc. ("WUSI")                                          Delaware                       100% by CRC-Evans
Weatherford Venezuela, S.A.                                              Venezuela                         100% by WLI
WII Rental Company                                                       Delaware                          100% by WLI
WI Products and Equipment, Inc.                                       Cayman Islands                       100% by WLI
World Wide Leasing LDC                                                Cayman Islands                    99% by EOFS & 1% by WUSI
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